Summary Prospectus	April 28, 2014
AMG Managers Intermediate Duration Government Fund
(formerly Managers Intermediate Duration Government Fund)

MGIDX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus dated April 28, 2014, and statement of additional information dated April 28, 2014, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Managers Intermediate Duration Government Fund’s (the “Fund” or “Intermediate Duration Government Fund”) investment objective is to provide investors with a total return in excess of the total return of the major market indices for mortgage-backed securities.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.22%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[2]	0.94%
Fee Waiver and Expense Reimbursements[3]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[3]	0.91%
[1]	Other Expenses do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses had been included, Other Expenses would have been 0.24%.
[2]	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.
[3]	AMG Funds LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2015, to waive management fees (but not below zero) and/or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.89% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated in the event the Investment Manager ceases to be the investment manager of the Fund or by mutual agreement between the Investment Manager and the AMG Funds II Board of Trustees; provided, however, that no such termination shall affect the obligation (including the amount of the obligation) of the Trust, on behalf of the Fund, to repay amounts previously paid, waived or reimbursed by the Investment Manager with respect to periods prior to the date of such termination.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2015. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
1 Year	3 Years	5 Years	10 Years
$93	$297	$517	$1,152
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds (debt securities) issued by the U.S. Government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.
The Fund seeks to achieve its objective by typically seeking to match the duration, or interest rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

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AMG Managers Intermediate Duration Government Fund SUMMARY PROSPECTUS

The Fund will seek to minimize credit risk by investing in securities of the highest credit quality. In addition, as a matter of fundamental policy, the Fund will limit purchases to securities from the following classes of assets: securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities; mortgage-backed securities rated AAA by Standard & Poor’s Ratings Services (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”); securities fully collateralized by assets in either of the above classes; assets which would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments and stripped mortgage-backed securities, which are typically used for risk management purposes.
The Fund typically employs hedging techniques, such as interest rate futures, options, caps, floors and swaps, which are designed to reduce the interest rate risk of its fixed income securities. The Fund generally manages its fixed-income portfolio effective duration to approximate that of the Citigroup Mortgage Index. The Fund may employ leverage by using reverse repurchase agreements, dollar rolls and other borrowings, and through the use of when-issued, delayed-delivery or forward commitment transactions, or other derivatives.
The Fund will not purchase a put or call option on U.S. Government securities or mortgage-backed securities if, as a result of such purchase, more than 10% of its total assets would be invested in such options. The Fund will engage in over-the-counter option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. The Fund will only sell options that are covered.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
Asset-Backed and Mortgage-Backed Securities Risk—asset-backed and mortgage-backed securities investments involve risk of loss due to prepayments that occur earlier or later than expected or due to default.
Basis Risk—changes in the value of a hedge transaction may not completely offset changes in the value of the assets and liabilities being hedged.
Credit and Counterparty Risk—the issuer of bonds or other debt securities or a counterparty to a derivatives contract may not be able to meet interest, principal or settlement payments or otherwise honor its obligations.
Derivatives Risk—the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
Hedging Risk—there is no guarantee that hedging strategies will be successful.
Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.
Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.
Leverage Risk—borrowing, and some derivative investments such as futures and forward commitment transactions, may magnify smaller adverse market movements into relatively larger losses.
Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively-managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.
Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.
Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.
U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index and an additional index that more appropriately reflects the Fund’s investments. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will

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AMG Managers Intermediate Duration Government Fund SUMMARY PROSPECTUS

perform in the future. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/13
Best Quarter: 4.50% (3rd Quarter 2009)
Worst Quarter: -2.07% (2nd Quarter 2013)
Average Annual Total Returns as of 12/31/13
AMG Managers Intermediate Duration Government Fund	1 Year	5 Years	10 Years
Return Before Taxes	-1.15%	5.40%	4.44%
Return After Taxes on Distributions	-1.94%	3.84%	2.90%
Return After Taxes on Distributions and Sale of Fund Shares	-0.63%	3.67%	2.90%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%
Citigroup Mortgage Index (reflects no deduction for fees, expenses, or taxes)	-1.52%	3.70%	4.65%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Portfolio Management
Investment Manager
AMG Funds LLC
Subadvisor
Amundi Smith Breeden LLC ("Amundi Smith Breeden" or the "Subadvisor")
Portfolio Managers
Daniel R. Adler
Senior Portfolio Manager and Director of the Investment
Management Group of Amundi Smith Breeden LLC;
Lead Portfolio Manager of the Fund since 2010;
Portfolio Manager of the Fund since 2003.
Daniel C. Dektar
Chief Investment Officer of Amundi Smith Breeden LLC;
Portfolio Manager of the Fund since 1992.
Buying and Selling Fund Shares
Initial Investment Minimum
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
All Accounts: $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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